Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE

SARBANES-OXLEY ACT

Cole W. Smead, Principal Executive Officer, and Steven J. LeMire, Principal Financial Officer, of Smead Funds Trust, a Delaware statutory trust (the “Registrant”), each certify that, to each officer’s knowledge:

1.        The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2017 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2.        The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the stated period.

By: /s/ Cole W. Smead
Cole W. Smead
President
(Principal Executive Officer)

Date: February 1, 2018

By: /s/ Steven J. LeMire
Steven J. LeMire
Treasurer
(Principal Financial Officer)

Date: February 1, 2018

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.